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                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                     FORM 8-K/A

                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

                      December 14, 1998  (September 30, 1998)
                  ------------------------------------------------
                  Date of Report (Date of Earliest Event Reported)


                         WAVETEK WANDEL & GOLTERMANN, INC.
               ------------------------------------------------------
               (Exact Name of Registrant As Specified In Its Charter)


                                      DELAWARE
                                      --------
           (State or Other Jurisdiction of Incorporation or Organization)


              333-32195                             33-0457664
      (Commission File Number)            (IRS Employer Identification No.)

                                 1030 Swabia Court
                 Research Triangle Park, North Carolina 27709-3585
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                 (Address of Principal Executive Offices)(Zip Code)


                                  (919) 941-5730
                                  ---------------
                (Registrant's Telephone Number, including Area Code)


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     This report amends Wavetek Wandel & Goltermann, Inc.'s Current Report on
Form 8-K filed October 6, 1998.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired.

     The information set forth in Items 8 and 14 of Wavetek Wandel & Goltermann, Inc.'s Annual Report on Form 10-K for the year ended September 30, 1998 is hereby incorporated by reference.

     (b)  Pro Forma Financial Information.

     The information set forth in Item 14 of Wavetek Wandel & Goltermann, Inc.'s Annual Report on Form 10-K for the year ended September 30, 1998 is hereby incorporated by reference.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: December 14, 1998

                             WAVETEK WANDEL & GOLTERMANN, INC.


                              By:  /s/ Vickie L. Capps
                                   --------------------------------
                                   Name:  Vickie L. Capps
                                   Title:  Acting Chief Financial Officer


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